THE GABELLI BLUE CHIP VALUE FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                                               [PHOTO OF BARBARA MARCIN OMITTED]
                                                          BARBARA G. MARCIN, CFA

TO OUR SHAREHOLDERS,

      If this is the new economy, it looks a lot like the old one!

      The fourth quarter of 2000 continued the volatile, violent pricing moves in the stock market that we saw all year. Earlier in the year, it had looked as though new communications services and technologies would propel spending, capital investment and earnings to limitless levels. However, by the end of the fourth quarter, the euphoria of late 1999 and early 2000 had been completely unwound. Expectations for spending and growth were dashed and valuations came back down to earth.

      The fourth quarter continued the broad correction of highly valued stocks that had begun in March, with the burden falling most squarely on the companies in the technology and telecommunications sectors. Technology and telecommunications companies went from comprising 37% of the Standard &Poor's ("S&P") 500 market weighted index at the beginning of the year, to just 26% at year end. Another fact: if you removed just five stocks from the S&P 500 Index, namely Microsoft, Lucent, WorldCom, AT&T and Yahoo, you would have had a flat S&P 500. These are just two ways that show the declines in the averages were due mainly to these two sectors, which were the most vulnerable with their high expectations, while the broad market performed decently, even offering some values.

      Early in the year, it became obvious that valuations had become much too high in a number of sectors, most notably technology, telecommunications and media. In retrospect, the factors that led to these overvaluations are also obvious. At the end of 1999, we had a potential crisis with respect to "Y2K" problems, whose effect on liquidity, earnings and business was impossible to quantify. In order to make sure that public confidence remained as calm as possible in the event of a crisis, the Federal Reserve issued a lot of public comfort guaranteeing that they would be ready to handle any problems that might crop up, which in turn lessened investors' sense of market risk.

      At the same time, the Federal Reserve significantly increased the liquidity in the monetary system. This excess reassurance and liquidity met a particularly glamorous period of inventions and development in technology and communications. In retrospect, it is not surprising that large sums of money found their way into a narrow number of technology and internet-related stocks.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                                  Quarter
                             1st        2nd       3rd         4th       Year
                           ---------------------------------------------------
2000: Net Asset Value ....  $12.40    $12.16    $13.23      $12.17     $12.17
      Total Return .......    6.4%     (1.9)%     8.8%       (2.2)%     11.1%
--------------------------------------------------------------------------------
1999: Net Asset Value ....    --        --       $9.54      $11.65     $11.65
      Total Return .......    --        --       (2.9)%(b)   23.5%      17.8%(b)
--------------------------------------------------------------------------------

---------------------------------------------------
  Average Annual Returns - December 31, 2000 (a)
  ----------------------------------------------
  1 Year ...............................  11.08%
  Life of Fund (b) .....................  21.97%
---------------------------------------------------

                  Dividend History
-----------------------------------------------------
Payment (ex) Date    Rate Per Share    Reinvestment Price
-----------------    --------------    ------------------
December 27, 2000       $0.770              $12.16
December 27, 1999       $0.125              $11.33

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 26, 1999.
--------------------------------------------------------------------------------

      You could tell it was a bubble by the ridiculous valuations of some stocks early in the year, and by the new language that had developed. The initials "TMT", referring to technology, media and telecommunications, began to be shorthand for the successful stocks, and we began to hear about old economy and new economy stocks. Analysts invented new ways to value companies with brief operating histories, resorting to valuing those companies on the basis of possibilities. One method of valuation that cropped up, referred to as "eyeballs," estimated the number of people who looked at the web site and the length of time those eyeballs stayed on the site! And not only were startups and "dotcoms" enjoying these bubble valuations, but also high quality growth companies as well, like Cisco, Sun Microsystems, and even Intel. These companies were getting multiples of 2 to 3 times their earnings growth rates, selling at 100 times earnings.

      By March, investors had started to realize that rather than a new economy, or an era divided into new economy and old economy stocks, it was a case of powerful new tools and technologies starting to be used by businesses in all sectors. And now, once again, investors are paying attention to a company's earnings, growth, assets, cash flow, and of course, its value. Going forward, I suspect that the narrow group of growth stocks that commanded such large premiums will not return to those high valuations, and that we have returned to an even playing field for growth and value. Value investing, in which perhaps the most important decision in making an investment is the price at which you buy it, has regained its credibility.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
             THE GABELLI BLUE CHIP VALUE FUND AND THE S&P 500 INDEX

                   S&P 500 Index    Gabelli Blue Chip Value Fund
8/26/99               $10,000                 $10,000
12/99                  10,834                  11,778
12/00                   9,848                  13,083

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


INVESTMENT PERFORMANCE

      For the year ended December 31, 2000, the Gabelli Blue Chip Value Fund's (the "Fund") total return was 11.08%. The Lipper Large Cap Value Fund Average rose 1.32%, while the S&P 500 Index declined 9.10%, over the same period. For the fourth quarter, the Fund's total return declined 2.19%. The Lipper Large Cap Value Fund Average rose 0.14%, while the S&P 500 declined 7.82%, over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category, while the S&P 500 Index is an unmanaged indicator of stock market performance. Since inception on August 26, 1999, the Fund has risen 30.83%, which equates to an average annual return of 21.97%.

      Honeywell became the sixth company in the Fund to receive a purchase offer and posted a return of 33%. Other strong performers that were up over 30% for the fourth quarter were Philip Morris, a few financial companies (Conseco, Washington Mutual and Countrywide Credit), and energy holdings such as EOG Resources and Burlington Resources. Performance in the fourth quarter was hampered by telecommunications and technology companies that we continued to buy into slowly, believing that a number of them had become very good values.

COMMENTARY

      Has anything really changed for traditional investors? I think there are a couple of changes that need to be taken into account when looking for returns in the current market: cycles are more muted and volatility in the markets has increased.

      Today, business and pricing cycles are lower and more extended due to just-in-time inventory management, as well as advanced technology and computers which allow closer information between demand, inventory, and manufacturing. Therefore, we don't have such big swings in inventory anymore, and we don't have the demand cycles that propel pricing for commodities and basic industry. Also, the Internet has and will continue to change pricing across most industries, making sales and pricing more transparent and competitive. These unit and pricing cycles used to be a helpful guide to value investors to determine when a company, industry, or sector was out of favor and ready for a period of better performance. They do not offer quite that same signal today. Instead, low ratios of price to earnings, cash flow and sales are more of a starting point than ever, and the real task is to determine what has changed in a company or industry, and how it can perform in the future. This always has to be taken into account, but especially when investing in some of the traditional value sectors such as paper, chemicals, and other basic material industries.

      The second change in the markets has been the increased volatility that we have seen over the past few years. In 2000, we saw rolling waves of sector price corrections in manufacturing, finance, health care, technology and telecommunications. This benefits value investing, where the focus is to make your money by buying cheaply. And the new Regulation FD (Fair Disclosure) will help to increase volatility in the market, at least in the short term, as there is noticeably less information being disseminated between quarterly earnings announcements and more uncertainty about a company's future earnings. Regulation FD, which took effect in 2000, basically states that a company may no longer give out information randomly to individuals or small groups of investors or analysts, but must make sure that every piece of information given out is publicly and widely communicated. In the long term, it will hurt the momentum investors, who depend upon figuring out which companies will jump in price when, and if, they beat their earnings numbers. Therefore, this new regulation may lessen volatility in the future by making all investors pay more attention to the longer term value of a company, but in the short term we expect the volatility to continue.

      This volatility enhanced the returns of the Fund this past year. The Fund experienced a terrific buying opportunity in the second quarter in financial stocks, which then rose in price in the third, as the Federal Reserve stopped raising interest rates and a number of acquisitions buoyed values. The most recent gift from the market to value investors was the sharp decline in the telecommunications and technology stocks in the fourth quarter. For the first time in three years, we think there is good value there and we are hoping that some of these stocks will perform well over the next year or so.

      The basics of investing remain! That has certainly been one important lesson of the past year. You only need to look at the bible of value investing by Benjamin Graham to see that there is nothing new about the basic value philosophy. Regarding growth stocks, he wrote in THE INTELLIGENT INVESTOR:

      "THE  STRIKING  THING  ABOUT  GROWTH  STOCKS AS A CLASS IS THEIR  TENDENCY
       TOWARD WIDE SWINGS IN MARKET PRICE. THIS IS TRUE OF THE LARGEST AND LONGEST ESTABLISHED COMPANIES SUCH AS GENERAL ELECTRIC AND INTERNATIONAL BUSINESS MACHINES--AND EVEN MORE SO OF NEW AND SMALLER SUCCESSFUL COMPANIES... THE MORE ENTHUSIASTIC THE PUBLIC GROWS ABOUT IT, AND THE FASTER ITS ADVANCE AS COMPARED WITH THE ACTUAL GROWTH IN ITS EARNINGS, THE RISKIER A PROPOSITION IT BECOMES."

      How relevant that quote was to this past year's "dotbomb" craze! And returning to the subject of value investing, Graham wrote:

      "THE MARKET IS FOND OF MAKING  MOUNTAINS OUT OF MOLEHILLS AND EXAGGERATING
       ORDINARY VICISSITUDES INTO MAJOR SETBACKS. EVEN A MERE LACK OF INTEREST OR ENTHUSIASM MAY IMPEL A PRICE DECLINE TO ABSURDLY LOW LEVELS. THUS WE HAVE WHAT APPEARS TO BE TWO MAJOR SOURCES OF UNDER VALUATION: (1) CURRENTLY DISAPPOINTING RESULTS AND (2) PROTRACTED NEGLECT OR UNPOPULARITY."

      Our fund hopes to invest in companies that are undervalued because of their currently disappointing results and unpopularity, and also have the opportunity to redeem themselves over the next year or two.

LET'S TALK STOCKS

      We believe that a number of technology stocks reflect expectations that are irresistibly low, just as they were unrealistically high earlier in the year. Compaq Computer Corp. (CPQ - $15.05 - NYSE) is our largest technology holding. The company's valuation reflects both the past problems from its acquisition of DEC, as well as the fourth quarter's dramatic decline in the earnings outlook for personal computer companies. However, the new management team has guided the personal computer business into recovery, and growth has been led by strong new products, most notably in servers and storage. We expect the company's recovery and growth to continue to be led by these new products, and believe Compaq can gain a substantially higher multiple once that is evident.

      Motorola Inc. (MOT - $20.25 - NYSE) recently had its high expectations knocked down as the entire semiconductor sector declined. While the stock was expensive at $60 earlier this year, we believe it is cheap at $20. Lucent Technologies Inc. (LU - $13.50 - NYSE) fell more than 70% from its mid-year high by year end, as it disappointed for the third quarter in a row and disclosed it would restate sales which had been overstated due to aggressive sales practices. This company lost the technology leadership it had in software and systems sales to telecommunications companies two years ago, but we believe that it is regaining some of this momentum and will be revalued upwards.

      Many long distance telecommunications companies fell dramatically out of favor in the fourth quarter. WorldCom Inc. (WCOM - $14.00 - Nasdaq) got tagged with its declining consumer long distance business, but possesses valuable assets in its network to offer high end data and internet protocol ("I/P") services to businesses. The demand for data/IP services is tremendous, and WorldCom has decided to split the company into two separate tracking stocks to highlight the growth in this business. While we dislike tracking stocks, we believe that this is just the first step in truly separating these businesses and allowing for the potential of an acquisition.

      Sprint Corp. (FON - $20.3125 - NYSE) is the third largest long distance company, and we don't think that its current price reflects its opportunities. Cendant Corp. (CD - $9.625 - NYSE) continues to generate strong revenues from royalties on its consumer brand franchises in economy class hotels (Ramada, Day's Inn, Travelodge), real-estate brokers (Coldwell Banker, Century 21), car rental (Avis), time-share properties, and tax preparation (Jackson Hewitt). The company hopes to draw attention to its strong cash flow and low capital expenditure needs by making acquisitions such as Avis, which was recently announced. We think the company will eventually be valued at higher multiples of earnings and cash flow.

      American Home Products Corp. (AHP - $63.55 - NYSE) has strong sales from new and recently launched products in its pharmaceutical business. It has a strong consumer over-the-counter business as well, with products such as Robitussin, Advil, and Centrum. We do not believe the company is getting credit for its new product launches, which is one of the strongest in the pharmaceutical business.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO               WHAT                       WHEN
---               ----                       ----
Mario Gabelli     Chief Investment Officer   First Monday of each month
Howard Ward       Large Cap Growth           First Tuesday of each month
Barbara Marcin    Large Cap Value            Last Wednesday of each month

                  SECTOR/SPECIALTY           2nd and 3rd Wednesday of each month
                  ----------------
Tim O'Brien       Utilities Industry
Caesar Bryan      International Investing
Ivan Arteaga      Telecom and Media
Hart Woodson      Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Today, we have a broader market that is much more reasonably valued, combining lower prices with reasonable expectations. The Federal Reserve has recently cut rates by a half a point, showing its concern that the economy is weakening enough that if confidence fell quickly we could have a deepening recession. Will we have a recession? Consensus right now is yes, but that should be brief, because the Federal Reserve is already acting to lower interest rates and the government is acting to lower taxes. A recession certainly would be a good test of whether we are experiencing a new economy, with muted cycles aided by just-in-time inventory systems, high levels of communication of information about demand aided now by the internet, and well run monetary and fiscal policy. There are always large companies that are trading at cheap prices in the market, and our job remains to find those that will perform.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/SIGNATURE

                                                   BARBARA G. MARCIN, CFA
                                                   Portfolio Manager

January 25, 2001
--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000

        Providian Financial Corp.          Motorola Inc.
        Compaq Computer Corp.              UnumProvident Corp.
        Cendant Corp.                      Analog Devices Inc.
        Philip Morris Companies Inc.       WilliamsCompanies Inc. (The)
        WorldCom Inc.                      Sprint Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                             MARKET
   SHARES                                        COST        VALUE
   ------                                        ----        ------

             COMMON STOCKS -- 93.3%
             AEROSPACE -- 3.4%
    15,300   Raytheon Co., Cl. B ...........  $  359,521   $  475,256
     7,100   Rockwell International Corp. ..     305,892      338,137
                                              ----------   ----------
                                                 665,413      813,393
                                              ----------   ----------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.9%
    19,500   Delphi Automotive
               Systems Corp. ...............     244,194      219,375
                                              ----------   ----------
             BUSINESS SERVICES -- 3.8%
   102,000   Cendant Corp.+ ................   1,342,083      981,750
                                              ----------   ----------
             COMMUNICATIONS EQUIPMENT -- 9.7%
    11,400   Gilat Satellite Networks Ltd.+      636,425      290,700
    35,800   Lucent Technologies Inc. ......     661,415      483,300
    38,800   Motorola Inc. .................     879,713      785,700
     5,300   Qualcomm Inc.+ ................     308,450      435,594
     8,800   Tellabs Inc.+ .................     450,812      497,200
                                              ----------   ----------
                                               2,936,815    2,492,494
                                              ----------   ----------
             COMPUTER HARDWARE -- 5.5%
    25,300   Apple Computer Inc.+ ..........     462,056      376,337
    69,200   Compaq Computer Corp. .........   1,511,191    1,041,460
                                              ----------   ----------
                                               1,973,247    1,417,797
                                              ----------   ----------
             CONSUMER PRODUCTS -- 5.1%
    29,800   Mattel Inc. ...................     365,582      430,312
    20,000   Philip Morris Companies Inc. ..     570,000      880,000
                                              ----------   ----------
                                                 935,582    1,310,312
                                              ----------   ----------
             DIVERSIFIED INDUSTRIAL -- 2.1%
     4,000   Eaton Corp. ...................     301,138      300,750
     6,000   ITT Industries Inc. ...........     216,675      232,500
                                              ----------   ----------
                                                 517,813      533,250
                                              ----------   ----------
             ELECTRONICS -- 6.2%
    14,800   Analog Devices Inc.+ ..........     779,134      757,575
    35,100   Axcelis Technologies Inc.+ ....     349,200      311,512
    17,300   Intel Corp. ...................     663,437      523,325
                                              ----------   ----------
                                               1,791,771    1,592,412
                                              ----------   ----------
             ENERGY AND UTILITIES -- 9.9%
     9,000   Baker Hughes Inc. .............     265,481      374,062
     7,600   Burlington Resources Inc. .....     255,899      383,800
     6,000   Conoco Inc., Cl. A ............     148,919      171,750
     6,000   EOG Resources Inc. ............     135,144      328,125
     2,000   Exxon Mobil Corp. .............     159,363      173,875
     4,000   Kinder Morgan Inc. ............      94,269      208,750
     2,800   Texaco Inc. ...................     149,065      173,950
    18,500   Williams Companies Inc. (The) .     689,295      738,844
                                              ----------   ----------
                                               1,897,435    2,553,156
                                              ----------   ----------

                                                             MARKET
   SHARES                                        COST        VALUE
   ------                                        ----        ------
             ENTERTAINMENT -- 0.5%
     7,000   USA Networks Inc.+ ............  $  153,625   $  136,063
                                              ----------   ----------
             EQUIPMENT AND SUPPLIES -- 0.7%
     4,100   Parker Hannifin Corp. .........     159,092      180,913
                                              ----------   ----------
             FINANCIAL SERVICES -- 9.8%
    22,500   CIT Group Inc., Cl. A .........     379,754      452,813
     4,000   Countrywide Credit
               Industries Inc. .............     114,569      201,000
     6,800   Household International Inc. ..     319,396      374,000
     6,400   Lehman Brothers Holdings Inc. .     272,350      432,800
    18,400   Providian Financial Corp. .....     764,679    1,058,000
                                              ----------   ----------
                                               1,850,748    2,518,613
                                              ----------   ----------
             FINANCIAL SERVICES: BANKS -- 4.2%
    15,200   FleetBoston Financial Corp. ...     556,710      570,950
     3,500   Mellon Financial Corp. ........     123,675      172,156
     6,500   Washington Mutual Inc. ........     173,981      344,906
                                              ----------   ----------
                                                 854,366    1,088,012
                                              ----------   ----------
             FINANCIAL SERVICES: INSURANCE -- 4.4%
    28,000   Conseco Inc. ..................     153,984      369,250
    28,200   UnumProvident Corp. ...........     550,079      757,875
                                              ----------   ----------
                                                 704,063    1,127,125
                                              ----------   ----------
             HEALTH CARE -- 3.3%
    10,100   American Home Products Corp. ..     525,114      641,855
     3,700   Schering-Plough Corp. .........     148,879      209,975
                                              ----------   ----------
                                                 673,993      851,830
                                              ----------   ----------
             PAPER AND FOREST PRODUCTS -- 0.9%
     5,700   International Paper Co. .......     189,204      232,631
                                              ----------   ----------
             RETAIL -- 2.0%
    20,100   Gap Inc. (The) ................     455,524      512,550
                                              ----------   ----------
             SATELLITE -- 4.1%
    23,900   General Motors Corp., Cl. H+ ..     620,505      549,700
   160,000   Loral Space &
               Communications Ltd.+ ........     498,000      510,000
                                              ----------   ----------
                                               1,118,505    1,059,700
                                              ----------   ----------
             SPECIALTY CHEMICALS -- 1.4%
    19,400   Hercules Inc. .................     312,057      369,813
                                              ----------   ----------
             TELECOMMUNICATIONS -- 11.0%
     3,500   ALLTEL Corp. ..................     177,988      218,531
     4,100   BellSouth Corp. ...............     148,318      167,844
     5,533   Qwest Communications
               International Inc.+ .........     216,986      226,853
     7,000   SBC Communications Inc. .......     312,038      334,250
    32,700   Sprint Corp. ..................   1,112,848      664,219

                 See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                             MARKET
   SHARES                                        COST        VALUE
   ------                                        ----        ------

             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS (CONTINUED)
     8,000   Verizon Communications .......  $   394,006   $  401,000
    58,500   WorldCom Inc.+ ...............    1,090,663      819,000
                                             -----------   ----------
                                               3,452,847    2,831,697
                                             -----------   ----------
             TRANSPORTATION -- 1.6%
    25,000   Ryder System Inc. ............      427,987      415,625
                                             -----------   ----------
             WIRELESS COMMUNICATIONS -- 2.8%
    11,400   AT&T Wireless Group+ .........      228,101      197,363
    15,000   Nextel Communications
               Inc., Cl. A+ ...............      356,250      371,250
     1,800   Telephone & Data Systems Inc.       197,493      162,000
                                             -----------   ----------
                                                 781,844      730,613
                                             -----------   ----------
             TOTAL COMMON STOCKS              23,438,208   23,969,124
                                             -----------   ----------

  PRINCIPAL
   AMOUNT
   ------
              U.S. GOVERNMENT OBLIGATIONS -- 1.4%
   $360,000   U.S. Treasury Bill,
                6.01%++, due 03/01/01 .....      356,607      356,688
                                             -----------   ----------

                                                             MARKET
                                                 COST        VALUE
                                                 ----        ------
              TOTAL
               INVESTMENTS -- 94.7% .......  $23,794,815  $24,325,812
                                             ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 5.3% ................   1,365,878
                                                          -----------
              NET ASSETS -- 100.0% ...................... $25,691,690
                                                          ===========
    ------------------------
              For Federal tax purposes:
              Aggregate cost ...........................  $23,934,552
                                                          ===========
              Gross unrealized appreciation ............  $ 3,148,649
              Gross unrealized depreciation ............   (2,757,389)
                                                          -----------
              Net unrealized appreciation ..............  $   391,260
                                                          ===========
    ------------------------
    + Non-income producing security.
   ++ Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                        THE GABELLI BLUE CHIP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $23,794,815) ..............   $24,325,812
   Cash ..................................................     1,431,647
   Dividends receivable ..................................        28,800
   Receivable for Fund shares sold .......................       627,399
   Receivable for investments sold .......................       564,634
   Other assets ..........................................         1,884
                                                             -----------
   TOTAL ASSETS ..........................................    26,980,176
                                                             -----------
LIABILITIES:
   Payable for investment purchased ......................       933,718
   Payable for Fund shares redeemed ......................       272,070
   Payable for investment advisory fees ..................        28,554
   Payable for distribution fees .........................         5,258
   Other accrued expenses ................................        48,886
                                                             -----------
   TOTAL LIABILITIES .....................................     1,288,486
                                                             -----------
   NET ASSETS applicable to 2,111,573
     shares outstanding ..................................   $25,691,690
                                                             ===========
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value ...........   $     2,112
   Additional paid-in capital ............................    25,187,116
   Distributions in excess of net realized
     gain on investments .................................       (28,535)
   Net unrealized appreciation
     on investments ......................................       530,997
                                                             -----------
   TOTAL NET ASSETS ......................................   $25,691,690
                                                             ===========
   NET ASSET VALUE, offering and redemption price
     per share ($25,691,690 (DIVIDE) 2,111,573 shares
     outstanding; 500,000,000 shares authorized of
     $0.001 par value) ...................................        $12.17
                                                                  ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends ...............................................   $ 202,976
   Interest ................................................      34,535
                                                               ---------
   TOTAL INVESTMENT INCOME .................................     237,511
                                                               ---------
EXPENSES:
   Investment advisory fees ................................     138,723
   Distribution fees .......................................      34,681
   Legal and audit fees ....................................      30,130
   Shareholder services fees ...............................      27,146
   Shareholder communications expenses .....................      25,757
   Registration fees .......................................      22,172
   Trustees' fees ..........................................      21,375
   Custodian fees ..........................................       9,796
   Miscellaneous expenses ..................................       2,575
                                                               ---------
   TOTAL EXPENSES ..........................................     312,355
                                                               ---------
   Less: Expense reimbursements ............................     (34,909)
                                                               ---------
   TOTAL NET EXPENSES ......................................     277,446
                                                               ---------
   NET INVESTMENT LOSS .....................................     (39,935)
                                                               ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain on investments ........................   1,466,696
   Net change in unrealized appreciation
     (depreciation) on investments .........................    (489,260)
                                                               ---------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS ........................................     977,436
                                                               ---------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .......................................   $ 937,501
                                                               =========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED          PERIOD ENDED
                                                                               DECEMBER 31, 2000   DECEMBER 31, 1999+
                                                                               -----------------   ------------------
OPERATIONS:
   Net investment loss ......................................................     $   (39,935)         $   (8,652)
   Net realized gain on investments .........................................       1,466,696              64,346
   Net change in unrealized appreciation on investments .....................        (489,260)          1,020,257
                                                                                  -----------          ----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................         937,501           1,075,951
                                                                                  -----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gains on investments ........................................      (1,437,786)            (64,346)
   In excess of net realized gain on investments ............................              --              (8,858)
                                                                                  -----------          ----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................      (1,437,786)            (73,204)
                                                                                  -----------          ----------
SHARE TRANSACTIONS:
   Net increase in net assets from shares of beneficial interest transactions      18,964,098           6,125,130
                                                                                  -----------          ----------
   NET INCREASE IN NET ASSETS ...............................................      18,463,813           7,127,877
NET ASSETS:
   Beginning of period ......................................................       7,227,877             100,000
                                                                                  -----------          ----------
   End of period ............................................................     $25,691,690          $7,227,877
                                                                                  ===========          ==========
 --------------

 + From commencement of operations on August 26, 1999 through December 31, 1999.

                 See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Blue Chip Value Fund (the "Fund") was organized on May 13, 1999 as a Delaware Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until August 26, 1999 other than the purchase of 10,000 shares at a cost of $100,000 by Gabelli Asset Management Inc. The Fund's primary objective is long term growth of capital. The Fund commenced investment operations on August 26, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Trustees, or a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the period ended December 31, 2000, reclassifications were made to decrease accumulated net investment loss for $39,935 with an offsetting adjustment to distributions in excess of net realized gain on investments.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser contractually agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. For the year ended December 31, 2000, the Adviser reimbursed the Fund in the amount of $34,909. Beginning January 1, 2000 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $35,004, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2000, other than short term securities, aggregated $30,381,096 and $14,241,897, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                              YEAR ENDED                        PERIOD ENDED
                                                           DECEMBER 31, 2000                 DECEMBER 31, 1999+
                                                     ----------------------------         ------------------------
                                                       SHARES           AMOUNT            SHARES          AMOUNT
                                                     ----------       -----------         -------       ----------
Shares sold ......................................    2,620,117       $33,123,194         651,934       $6,533,684
Shares issued upon reinvestment of dividends .....      115,966         1,410,150           6,248           70,786
Shares redeemed ..................................   (1,244,786)      (15,569,246)        (47,906)        (479,340)
                                                     ----------       -----------         -------       ----------
    Net increase .................................    1,491,297       $18,964,098         610,276       $6,125,130
                                                     ==========       ===========         =======       ==========

+ From commencement of investment operations on August 26, 1999 through December 31, 1999.

THE GABELLI BLUE CHIP VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout the period:

                                                                            YEAR ENDED            PERIOD ENDED
                                                                         DECEMBER 31, 2000     DECEMBER 31, 1999+
                                                                         -----------------     ------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period .............................        $ 11.65                $10.00
                                                                              -------                ------
    Net investment loss ..............................................          (0.02)                (0.01)
    Net realized and unrealized gain on investments ..................           1.31                  1.79
                                                                              -------                ------
    Total from investment operations .................................           1.29                  1.78
                                                                              -------                ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net realized gain on investments .................................          (0.77)                (0.11)
    In excess of net realized gain on investments ....................             --                 (0.02)
                                                                              -------                ------
    Total distributions ..............................................          (0.77)                (0.13)
                                                                              -------                ------
    NET ASSET VALUE, END OF YEAR .....................................        $ 12.17                $11.65
                                                                              =======                ======
    Total return++ ...................................................          11.1%                 17.8%
                                                                              =======                ======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
    Net assets, end of year (in 000's) ...............................        $25,692                $7,228
    Ratio of net investment loss to average net assets ...............        (0.29)%               (0.50)%(a)
    Ratio of operating expenses to average net assets
       net of reimbursement ..........................................          2.00%                 2.00%(a)
    Ratio of operating expenses to average net assets
       before reimbursements (b) .....................................          2.25%                 4.86%(a)
    Portfolio turnover rate ..........................................           107%                   71%
--------------------------------

  + From  commencement  of  investment  operations  on August 26,  1999  through
    December 31, 1999.
 ++ Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for less than one year is not annualized.
(a) Annualized.
(b) During the periods ended December 31, 2000 and 1999, the Adviser contractually agreed to reimburse certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.

                 See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of The Gabelli Blue Chip Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli Blue Chip Value Fund (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gabelli Blue Chip Value Fund as of December 31, 2000, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                                    /S/SIGNATURE

New York, New York
February 7, 2001

--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2000, the Fund paid to shareholders, on December 27, 2000, an ordinary income dividend (comprised of short term capital gains) totaling $0.77 per share. For the fiscal year ended December 31, 2000, 13.08% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2000 which was derived from U.S. Treasury securities was 2.13%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Blue Chip Value Fund did not meet this strict requirement in 2000. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

================================================================================
                             GABELLI FAMILY OF FUNDS
================================================================================

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                                 PORTFOLIO MANAGER: MARK FREEMAN

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                                  & MARK FREEMAN

GABELLI WESTWOOD REALTY FUND----------------------------------------------------
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                           MARC J. GABELLI, LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
  Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND------------------------------------------------------------
  Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
  (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
  primary objective is capital appreciation. (MULTICLASS)           TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTICLASS)                                                      TEAM MANAGED

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

COMSTOCK CAPITAL VALUE FUND-----------------------------------------------------
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND----------------------------------------------------------
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARTIN WEINER, CF

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
      MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
         READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                              VISIT OUR WEBSITE AT:
                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
         1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        THE GABELLI BLUE CHIP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                        (Net Asset Value may be obtained
                                daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES
       Mario J. Gabelli, CFA           Mary E. Hauck
       CHAIRMAN AND CHIEF              (RETIRED) SENIOR PORTFOLIO MANAGER
       INVESTMENT OFFICER              GABELLI-O'CONNOR FIXED INCOME
       GABELLI ASSET MANAGEMENT INC.   MUTUAL FUND MANAGEMENT CO.

       Anthony J. Colavita             Karl Otto Pohl
       ATTORNEY-AT-LAW                 FORMER PRESIDENT
       ANTHONY J. COLAVITA, P.C.       DEUTSCHE BUNDESBANK

       Vincent D. Enright              Werner J. Roeder, MD
       FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
       AND CHIEF FINANCIAL OFFICER     LAWRENCE HOSPITAL
       KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGER
       Mario J. Gabelli, CFA           Barbara G. Marcin, CFA
       PRESIDENT AND CHIEF             PORTFOLIO MANAGER
       INVESTMENT OFFICER

       Bruce N. Alpert                 James E. McKee
       VICE PRESIDENT AND TREASURER    SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB402Q400SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
BLUE CHIP
VALUE
FUND


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000